19. Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

The Company has reviewed and evaluated subsequent events and transactions for material subsequent events through the date the financial statements are issued.

On December 27, 2020, the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act (the “Economic Aid Act”) became law. The Economic Aid Act reopened and expanded the PPP loan program through March 31, 2021. The changes to the PPP program allow new borrowers to apply for a loan under the original PPP loan program and the creation of an additional PPP loan for eligible borrowers. The Economic Aid Act also revises certain PPP requirements, including aspects of loan forgiveness on existing PPP loans.  As of March 12, 2021, the Bank had originated $17.9 million in PPP loans under the expanded PPP loan program.  The Bank expects to receive approximately $967,000 in fees from the SBA for PPP loans originated under the expanded PPP loan program as of March 12, 2021.

The outstanding balance of PPP loans originated in 2020 was $55.7 million at March 12, 2021, as compared to $75.8 million at December 31, 2020.  The decrease from December 31, 2020 to March 12, 2021 was primarily due to PPP loans being forgiven by the SBA.